Exhibit 99.1

GameSquare Announces Special Meeting of Stockholders

to Vote on Plan of Merger with FaZe Holdings

Special meeting to take place on February 27, 2024

FRISCO, TX / ACCESSWIRE / February 14, 2024 / GameSquare Holdings (NASDAQ: GAME) (TSXV: GAME), (“GameSquare”, or the “Company”), today announced the Company is holding a special meeting of stockholders on February 27, 2024, at 10:00 a.m. ET to vote on the previously announced merger with FaZe Holdings Inc. (“FaZe”) (Nasdaq: FAZE). GameSquare’s shareholders of record as of the close of business on January 5, 2024, may attend the Special Meeting, which will be held at the offices of Blake, Cassels & Graydon LLP located at 199 Bay Street, Suite 4000, Commerce Court West, Toronto, Ontario M5L 1A9.

Additional information regarding the Special Meeting, including how to vote, are available via proxy materials filed by GameSquare on SEDAR+, and can also be found at https://investors.gamesquare.com/events-and-presentations/events/default.aspx.

If you have any questions or require more information regarding the procedures for voting, please contact:

Computershare Trust Company of Canada,

Toll Free: (800) 564-6253

Collect: (416) 263-9200

E-mail: resolution@computershare.com

About GameSquare Holdings, Inc.

GameSquare Holdings, Inc. (NASDAQ:GAME)(TSXV:GAME) is a vertically integrated, digital media, entertainment and technology company that connects global brands with gaming and youth culture audiences. GameSquare’s end-to-end platform includes GCN, a digital media company focused on gaming and esports audiences, Cut+Sew (Zoned), a gaming and lifestyle marketing agency, Code Red Esports Ltd., a UK based esports talent agency, Complexity Gaming, a leading esports organization, Fourth Frame Studios, a creative production studio, Mission Supply, a merchandise and consumer products business, Frankly Media, a provider of programmatic advertising and media distribution applications, Stream Hatchet, a provider of live streaming analytics services, and Sideqik a social influencer marketing platform. For more information visit www.gamesquare.com.

FORWARD LOOKING STATEMENTS:

The information in this communication includes “forward-looking statements” and “forward-looking information” within the meaning of United States and Canadian securities laws (forward-looking statements and forward-looking information being collectively referred to as “forward-looking statements”) that are based on expectations, estimates and projections as at the date hereof. This forward-looking information includes, but is not limited to, statements and information concerning future events or, following the merger with FaZe, the future financial or operating performance of GameSquare and FaZe (collectively, the “Combined Company”), and the results and timing of the Special Meeting. In addition, words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “should,” “will,” “would,” “future,” “propose,” “predict,” “potential,” “continue,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

The forward-looking statements are based on the current expectations of the management of GameSquare and/or FaZe, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this Circular. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the Securities and Exchange Commission (the “SEC”) or on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR+”) by GameSquare and FaZe. A more fulsome discussion of the risks related to the proposed transaction is included in the proxy statement related to the Special Meeting filed by GameSquare with the SEDAR+ on February 1, 2024.

Additional Information and Where to Find It

In connection with the proposed transaction, GameSquare has filed with the SEC a registration statement on Form F-4 that includes a proxy statement of FaZe and that also constitutes a prospectus with respect to shares of GameSquare’s common stock to be issued in the proposed transaction (as amended and/or supplemented, the “proxy statement/prospectus”). Each of GameSquare and FaZe may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or any other document that GameSquare or FaZe may file with the SEC. The proxy statement/prospectus will be distributed to stockholders of FaZe. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about GameSquare, FaZe and the proposed transaction, through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities or any such solicitation in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities or other laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

GameSquare, FaZe and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Game and FaZe, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. You may obtain free copies of these documents using the source indicated above.

Corporate Contact

Lou Schwartz, President

Phone: (216) 464-6400

Email: ir@gamesquare.com

Investor Relations

Andrew Berger

Phone: (216) 464-6400

Email: ir@gamesquare.com

Media Relations

Chelsey Northern / The Untold

Phone: (254) 855-4028

Email: pr@gamesquare.com